USAA REAL RETURN FUND Fund Shares/USRRX ■ Institutional Shares/UIRRX	SUMMARY PROSPECTUS May 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated May 1, 2015, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Real Return Fund (the Fund) seeks a total return that exceeds the rate of inflation over an economic cycle.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

Fund Shares	None
Institutional Shares	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.49%	0.30%
Acquired Fund Fees and Expense	0.15%	0.16%
Total Annual Operating Expenses	1.15%(a)	0.96%(a)

(a) The total annual operating expenses of the Fund Shares and Institutional Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares and Institutional Shares and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$117	$365	$633	$1,398
Institutional Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal period, the Fund’s portfolio turnover rate was 24% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that the Adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the Adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, the Adviser may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset classes. In addition, the allocation of the Fund’s assets among these classes may vary substantially from time to time.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a risk that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as “junk” bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

A floating rate loan may not be fully collateralized, which may cause the floating rate loan to decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.

Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry, for example REITs.

ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to legislative risk, which is the risk that new government policies in the future may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value.

The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities is referred to as market illiquidity. The market for lower-quality issues generally is less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year since the Fund’s inception. The table shows average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns For Periods Ended December 31

THREE-MONTH YTD TOTAL RETURN
-0.50% (3/31/15)

BEST QUARTER*	WORST QUARTER*
4.93% 3rd Qtr. 2012	-5.25% 3rd Qtr. 2011

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Share class.

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2014

	Past 1 Year	Inception Date 10/18/10

Real Return Fund Shares
Return Before Taxes	0.27%	3.22%
Return After Taxes on Distributions	-0.65%	2.14%
Return After Taxes on Distributions and Sale of Fund Shares	0.35%	2.16%

	Past 1 Year	Inception Date 10/18/10

Real Return Fund Institutional Shares
Return Before Taxes	0.46%	3.45%

Index
Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	4.43%	2.73%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Wasif A. Latif, Head of Global Multi-Assets, is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception in October 2010.

John P. Toohey, CFA, Head of Equities, is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception in October 2010.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since May 2015.

Julianne Bass, CFA, Assistant Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in AMCO, has co-managed the Fund since its inception in October 2010.

Stephan J. Klaffke, CFA, Executive Director, has co-managed the Fund since May 2013.

PURCHASE AND SALE OF SHARES

Fund Shares: You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or

(210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50

Institutional Shares: The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor, or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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